UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(RULE
14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12
Goldman Sachs Middle Market Lending Corp. II
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GOLDMAN SACHS MIDDLE MARKET LENDING CORP. II
200 West Street
New York, New York 10282
April 2, 2025
Dear Stockholder:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Meeting”) of Goldman Sachs Middle Market Lending Corp. II (the “Company”) to be held on Wednesday, May 28, 2025, at 11:00 a.m. (Eastern Time). The Meeting will be conducted as a virtual meeting hosted by means of a live webcast. Stockholders will be able to listen, vote, and submit questions from their home or any location with internet connectivity.
You or your proxyholders will be able to attend the Meeting online, vote and submit questions by visiting www.virtualshareholdermeeting.com/MMLC2025 and using a control number assigned by Broadridge Financial Solutions, Inc. (“Broadridge”). To register and receive access to the virtual meeting, you will need to follow the instructions provided in the Notice of Internet Availability of Proxy Materials you received.
The following pages include a formal notice of the Meeting and our proxy statement. The Notice of Internet Availability of Proxy Materials you received and our proxy statement describe the matters on the agenda for the Meeting. Please read these materials carefully so that you will know what we intend to act on at the Meeting.
The Meeting is being held (i) to elect six directors of the Company, who will each serve until the 2026 annual meeting of stockholders or until his or her successor is duly elected and qualified, and (ii) to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS VERY IMPORTANT.
If you do not plan to be present at the virtual Meeting, you can vote by following the instructions in the Notice of Internet Availability of Proxy Materials to vote via the internet or telephone voting options as described on your proxy card. If you have any questions regarding the proxy materials, please contact the Company at (312)
655-4419.
Your prompt response will help reduce proxy costs—which are paid by the Company and indirectly by its stockholders—and will also mean that you can avoid receiving follow-up
phone calls and mailings.
Sincerely,
/s/ Alex Chi and David Miller
Alex Chi and David Miller
Co-Chief
Executive Officers and
Co-Presidents
PLEASE FOLLOW THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS TO VOTE VIA THE INTERNET OR TELEPHONE, OR REQUEST, SIGN, DATE AND RETURN A PROXY CARD TO CAST YOUR VOTE AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT.

GOLDMAN SACHS MIDDLE MARKET LENDING CORP. II
200 West Street
New York, New York 10282
NOTICE OF ANNUAL MEETING
To Be Held On May 28, 2025
April 2, 2025
Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of Goldman Sachs Middle Market Lending Corp. II (the “Company”) that:
The 2025 Annual Meeting of Stockholders (the “Meeting”) will be held virtually on Wednesday, May 28, 2025, at 11:00 a.m. (Eastern Time), by means of a live webcast, for the following purposes (the “Proposals”):

1.	to elect six directors of the Company, who will each serve until the 2026 annual meeting of the stockholders and until his or her successor is duly elected and qualified; and

2.	to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
The matters referred to above are discussed in the Proxy Statement attached to this Notice. The Board of Directors of the Company, including each of the independent directors, unanimously recommends that you vote
“FOR”
each of the Proposals.
You will be able to attend the Meeting online, submit your questions during the meeting and vote your shares electronically at the Meeting by going to www.virtualshareholdermeeting.com/MMLC2025 and entering your control number, which is included on the Notice of Internet Availability of Proxy Materials that you received.
We are furnishing the accompanying proxy statement and proxy card to our stockholders on the internet, rather than mailing printed copies of these materials to each stockholder. Since you received a Notice of Internet Availability of Proxy Materials, you will not receive printed copies of the proxy statement and proxy card unless you request them by following the instructions on the Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials will instruct you as to how you may assess and review the proxy statement and vote your proxy. To receive a separate copy of this Proxy Statement, please contact the Company by calling (312)
655-4419
or by mail to the Company’s principal executive offices at Goldman Sachs Middle Market Lending Corp. II, 200 West Street, New York, New York 10282. If you have not received a copy of the Notice of Internet Availability of Proxy Materials and your shares are held through a financial intermediary, such as a bank or broker, please contact your financial intermediary.
The meeting webcast will begin promptly at 11:00 a.m. (Eastern Time). We encourage you to access the Meeting prior to the start time. For additional information on how you can attend and participate in the virtual Meeting, please see the instructions in your Notice of Internet Availability of Proxy Materials or the instructions that accompanied your proxy materials. Because the Meeting will be a completely virtual meeting, there will be no physical location for Stockholders to attend.
Stockholders of record at the close of business on March 31, 2025 are entitled to receive notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.
Your vote is extremely important to us. If you will not attend the virtual Meeting, we urge you to follow the instructions provided in the proxy statement to vote your shares via the internet or by telephone or to request, sign, date and return promptly a proxy card. In the event there are not sufficient votes for a quorum or to approve the Proposals at the time of the Meeting, the Meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Board of Directors of the Company.
By Order of the Board of Directors
of Goldman Sachs Middle Market Lending Corp. II
/s/ Caroline L. Kraus
Caroline L. Kraus
Secretary

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN
To secure the largest possible representation at the Meeting, please follow the instructions in the Notice of Internet Availability of Proxy Materials to vote via the internet or telephone or request, sign, date and return a proxy card so that you may be represented at the Meeting
. To vote via the internet, please access the website found on your Notice of Internet Availability of Proxy Materials and follow the on-screen
instructions
on the website.
To vote by telephone, stockholders within the United States should call the toll-free number found on the website set forth in your Notice of Internet Availability of Proxy Materials and follow the recorded instructions. Stockholders outside the United States should vote via the internet or by requesting a proxy card instead.
You may revoke your proxy at any time at or before the Meeting (1) by notifying the Secretary of the Company in writing at the Company’s principal executive offices, (2) by submitting a properly executed, later-dated proxy, a later-dated electronic vote via the website stated on the Notice of Internet Availability of Proxy Materials or a later-dated vote using the toll-free telephone number stated on the Notice of Internet Availability of Proxy Materials or (3) by attending the virtual Meeting and voting during the webcast.

ANNUAL MEETING
OF
GOLDMAN SACHS MIDDLE MARKET LENDING CORP. II
200 West Street
New York, New York 10282
PROXY STATEMENT
April 2, 2025
This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Goldman Sachs Middle Market Lending Corp. II (the “Company,” “we,” “our” and “us”) for use at the 2025 Annual Meeting of Stockholders (the “Meeting”), to be held as a virtual meeting hosted by means of a live webcast, on Wednesday, May 28, 2025, at 11:00 a.m. (Eastern Time), and any postponement or adjournment thereof. Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (the “SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact the Company at (312)
655-4419. Only
holders of record of our common stock at the close of business on March 31, 2025 (the “Record Date”) will be entitled to notice of and to vote at the virtual meeting.
In accordance with rules and regulations adopted by the SEC, we have elected to provide our stockholders (the “Stockholders”) access to our proxy materials on the internet, including the proxy statement and the form of proxy (collectively, the “Proxy Statement”) and the Company’s Annual Report on
Form 10-K for
the fiscal year ended December 31, 2024. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be distributed on or about April 2, 2025 to our stockholders of record as of the close of business on the Record Date. Stockholders are able to (1) access the proxy materials on a website referred to in the Notice or (2) request that a printed set of the proxy materials be sent, at no cost to them, by following the instructions in the Notice. You will need the 16-digit control
number that is included with the Notice to authorize your proxy for your shares through the internet. If you have not received a copy of the Notice and you hold your shares directly with Broadridge Financial Solutions, Inc. (“Broadridge”), please contact the Company by phone at (312)
655-4419. If
you have not received a copy of the Notice and your shares are held through a financial intermediary, such as a bank or broker, please contact your financial intermediary.
PURPOSE OF THE MEETING
At the Meeting, you will be asked to vote on the following proposals:

1.	To elect six directors of the Company who will each serve until the 2026 annual meeting of the stockholders and until his or her successor is duly elected and qualified (“Proposal 1”); and

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 2”).
INFORMATION REGARDING ATTENDING THE MEETING
The Annual Meeting will be held Wednesday, May 28, 2025, at 11:00 a.m. (Eastern Time). You will be able to attend the Meeting online, submit your questions during the Meeting and vote your shares electronically at the Meeting by going to www.meetnow.global/MMLC2025 and entering your control number, which is included on the Notice that you received. Because the Meeting is completely virtual and being conducted via live webcast, Stockholders will not be able to attend the Meeting in person.

We are pleased to offer our Stockholders a completely virtual Meeting, which provides worldwide access and communication, while protecting the health and safety of our Stockholders, directors, management and other stakeholders. We are committed to ensuring that Stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
We will try to answer as many Stockholder-submitted questions as time permits that comply with the Meeting rules of conduct. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If substantially similar questions are received, we will group such questions together and provide a single response to avoid repetition.
INFORMATION REGARDING THIS SOLICITATION
It is expected that the solicitation of proxies will be primarily by mail. The Company’s officers, and personnel of Goldman Sachs Asset Management, L.P. (the “Investment Adviser” or “GSAM”), the Company’s Investment Adviser and transfer agent and any authorized proxy solicitation agent, may also solicit proxies by telephone, email, facsimile, or internet. If the Company records votes through the internet or by telephone, it will use procedures designed to authenticate Stockholders’ identities to allow Stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their identities have been properly recorded.
The Company will pay the expenses associated with this Proxy Statement and solicitation, in a manner agreed upon by the Board. The Company has engaged Broadridge, an independent proxy solicitation firm, to assist in the distribution of the proxy materials and tabulation of proxies. The costs of Broadridge’s services with respect to the Company are estimated to be approximately $66,011 plus reasonable out-of-pocket
expenses.
To vote by internet or telephone, please use the control number on your Notice and follow the instructions as described on your Notice. If you would like to vote by mail, please follow the instructions provided on the Notice to request, sign, date and return promptly a proxy card. If you have any questions regarding the proxy materials, please contact the Company at (312)
655-4419.
If your proxy has been received prior to the Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions contained in your proxy card. If no instructions are marked, the shares of the Company’s common stock represented by the proxy will be voted “FOR” each of the Proposals described in this Proxy Statement. In either case, shares will be voted in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.
Any person giving a proxy may revoke it at any time before it is exercised (1) by notifying the Secretary of the Company in writing at the Company’s principal executive offices, (2) by submitting a properly executed, later-dated proxy, a later-dated electronic vote via the website stated on the Notice, or a later-dated vote using the toll-free telephone number stated on the Notice or (3) by attending the virtual Meeting and voting during the webcast.
If (i) you are a member of a household in which multiple Stockholders share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may send to your household only one copy of this Proxy Statement, unless your broker or bank previously received contrary instructions from a Stockholder in your household. If you are part of a household that has received only one copy of the Notice, the Company will deliver promptly a separate copy of the Notice, or if applicable, our Proxy Statement and our Annual Report on Form
10-K
to you upon written or oral request. To receive a separate copy of these documents, please contact the Company by calling (312)
655-4419
or by mail to the Company’s principal executive offices at Goldman Sachs Middle Market Lending Corp. II, 200 West Street, New York, New York 10282. If your shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, notices of internet availability of proxy materials, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING TO BE HELD ON MAY 28, 2025
This Proxy Statement is available online at http://www.proxyvote.com (please have the control number found on your proxy card ready when you visit this website).

INFORMATION REGARDING SECURITY OWNERSHIP
Control Persons and Principal Stockholders
The following table sets forth, as of the Record Date, certain ownership information with respect to shares of the Company’s common stock for each of the Company’s current directors (including the nominees), executive officers and directors and executive officers as a group, and each person known to the Company to beneficially own 5% or more of the outstanding shares of the Company’s common stock. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power over such common stock. The percentage ownership is based on 23,959,372 shares of common stock outstanding as of the Record Date.

Name and Address (1)	Type of Ownership	Shares Owned (2)	Percentage
Interested Director
Katherine (“Kaysie”) Uniacke	Beneficial	2,183	*

Independent Directors
Karole Dill Barkley	Beneficial	11,017	*
Carlos E. Evans	Beneficial	10,915	*
Tracy Grooms	Beneficial	11,017	*
Timothy J. Leach	Beneficial	10,915	*
Richard A. Mark	Beneficial	10,915	*

Executive Officers
Alex Chi	—	—	—
David Miller	—	—	—
Tucker Greene	—	—
Stanley Matuszewski	—	—
John Lanza	—	—	—
Caroline Kraus	—	—	—
Julien Yoo	—	—	—
Matthew Carter	—	—	—
Justin Betzen	—	—	—
Greg Watts	—	—	—
Jennifer Yang	—	—	—
All officers and directors as a group (17 persons)		56,962	*

*	Less than 1% of the total of the Company’s common stock outstanding as of the Record Date.
(1)	The address for each of the Company’s directors and executive officers is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.
(2)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Section 16(a) Beneficial Ownership Reporting Compliance
Pursuant to Section 16(a) of the Exchange Act, a company’s directors and executive officers and any persons holding more than 10% of the company’s common stock are required to report their beneficial ownership and any changes therein to the SEC and the company. Specific due dates for those reports have been established, and a company is required to report in this proxy statement any failure to file such reports by those due dates. Based on our review of filings with the SEC and written representations furnished to us during 2024, the directors, executive officers and 10% beneficial owners filed all such reports within the specified time period.

Dollar Range of Equity Securities Beneficially Owned by Directors
The following table sets out the dollar range of the Company’s equity securities beneficially owned by each of the Company’s directors as of the Record Date. Beneficial ownership is determined in accordance with Rule
16a-1(a)(2)
under the Exchange Act.

Name of Director	Dollar Range of Equity Securities in the Company (1)(2)
Interested Director
Katherine (“Kaysie”) Uniacke	$10,001–$50,000

Independent Directors
Karole Dill Barkley	over $100,000
Carlos E. Evans	over $100,000
Tracy Grooms	over $100,000
Timothy J. Leach	over $100,000
Richard A. Mark	over $100,000

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)
The dollar range of equity securities of the Company beneficially owned by directors of the Company, if applicable, is calculated by multiplying the net asset value (“NAV”) per share of the Company as of December 31, 2024, which was $18.72, times the number of Shares beneficially owned.

PROPOSAL 1
ELECTION OF DIRECTORS
Prior to the Company listing its common stock on a national securities exchange (an “Exchange Listing”), the Company’s certificate of incorporation provides that directors will each serve for a one year term. However, immediately prior to an Exchange Listing, the Company’s Board will be divided into three classes, and, at such time, each class of directors will hold office for a three-year term. Since an Exchange Listing has not occurred, at the Meeting you will be asked to elect six directors to serve until the 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, removal or disqualification.
Information concerning the nominees and other relevant factors is provided below. A Stockholder may vote his or her shares “For” or “Against,” or may abstain from voting with respect to, the election of each nominee by properly voting by proxy over the internet or by telephone following the instructions in the Notice or by requesting, signing, dating and returning a proxy card as soon as possible. Unless contrary instructions are specified, if a proxy is executed and received prior to the Meeting (and has not been revoked) but no instructions are marked, the proxies will vote “FOR” each of the nominees.
Each of Mses. Karole Dill Barkley, Tracy Grooms, and Katherine (“Kaysie”) Uniacke, and Messrs. Carlos E. Evans, Timothy J. Leach and Richard A. Mark has consented to his or her nomination and has agreed to continue to serve if elected. If, at the time of the Meeting, for any reason, any of Mses. Dill Barkley, Grooms, and Uniacke, or Messrs. Evans, Leach or Mark is not available for election or is not able to serve as a director, the persons named as proxies intend to exercise their voting power in favor of such person as is nominated by the Board as a substitute.
THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY
RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE LISTED ABOVE.
Information about the Director Nominees
Set forth below are the names of the nominees for director and their addresses, ages, terms of office, principal occupations for at least the past five years and any other directorships they hold in companies which are subject to the reporting requirements of the Exchange Act or are registered as investment companies under the 1940 Act. Director nominees who (1) are not deemed to be “interested persons,” as defined in the 1940 Act, of the Company, (2) meet the definition of “independent directors” under the corporate governance standards of the New York Stock Exchange (“NYSE”) and (3) meet the independence requirements of Section 10A(m)(3) of the Exchange Act are referred to as “Independent Directors.” Ms. Uniacke is deemed to be an “interested person” of the Company and is referred to as the “Interested Director.”
Each of Mses. Dill Barkley, Grooms, and Uniacke, and Messrs. Evans, Leach, and Mark has been nominated for election as a director to serve until the 2026 annual meeting of stockholders. None of the nominees are being proposed for election pursuant to any agreement or understanding between such nominee and the Company.

Director Nominees

Name and Age (1)	Term of Office	Principal Occupation(s) During Past 5 Years	Other Directorships
Independent Directors
Timothy J. Leach (69)	Chairman of the Board of Directors and Director since August 2020
Mr. Leach is retired. He is Chairman, MN8 Energy Inc. (2020–Present).

Chairman of the Board of Directors—the Company; Goldman Sachs BDC, Inc. (“GS BDC”), a publicly traded business development company; and Goldman Sachs Private Credit Corp., a privately offered business development company (“GS Credit”).
GS BDC; GS Credit; MN8 Energy, Inc.

Karole Dill Barkley (63)	Director since November 2021
Ms. Dill Barkley is retired. She is Director, CariGenetics Holdings, Limited (2023–Present). She was previously Director, Smithsonian Institution–Archives of American Art (2017–2021) and Vice President, Wholesale Credit Risk Insurance Department of J.P. Morgan (2017–2021).

Director—the Company and West Bay BDC LLC, a privately offered business development company (“West Bay”).
West Bay; CariGenetics Holdings, Limited

Carlos E. Evans (73)	Director since August 2020
Mr. Evans is retired. He is Chairman, Highwoods Properties, Inc. (2018–Present); Director, National Coatings and Supplies Inc. (2015–Present); Director, Warren Oil Company, LLC (2016–Present); Director, American Welding & Gas Inc. (2015–Present); and Director, Johnson Management (2015–Present). He was formerly Director, Sykes Enterprises, Inc. (2016–2021).

Director—the Company; GS BDC; and GS Credit; Chairman of the Board of Directors—West Bay.
GS BDC; GS Credit; West Bay; Highwoods Properties, Inc.; National Coatings and Supplies Inc.; Warren Oil Company, LLC; American Welding & Gas Inc.; Johnson Management

Name and Age (1)	Term of Office	Principal Occupation(s) During Past 5 Years	Other Directorships

Tracy Grooms (65)	Director since November 2021
Ms. Grooms is retired. She is Director, EverBank (2023–Present) and Director, Charleston Symphony Orchestra (2020–Present). She was previously Director, Rabobank, N.A. (2018–2019) and Member, Board of Advisors, McColl School of Business–Queens University of Charlotte (2019–2023).

Director—the Company and West Bay.
West Bay; EverBank; Charleston Symphony Orchestra

Richard A. Mark (71)	Director since August 2020
Mr. Mark is retired. He is Director, Viatris Inc. (2020–Present); and Director, Home Centered Care Institute (2021–Present). He was formerly Director, Almost Home Kids (2016–2021) and Director, Mylan N.V. (2019–2020).

Director—the Company; GS BDC; and GS Credit.
GS BDC; GS Credit; Viatris Inc.; Home Centered Care Institute
Interested Directors*
Katherine (“Kaysie”) P.Uniacke (64)	Director since August 2020
Ms. Uniacke is Chair of the Board—Goldman Sachs Asset Management International (2013–Present) and Advisory Director—Goldman Sachs (2013–Present). She was formerly Director—Goldman Sachs Dublin and Luxembourg family of funds (2013–2023).

Director—the Company; GS BDC; GS Credit; and West Bay; Chairman of the Board of Directors—Goldman Sachs Silver Capital Holdings LLC, a privately offered business development company (“SCH”); Goldman Sachs Private Middle Market Credit II LLC, a privately offered business development company (“GS PMMC II”); and Phillip Street Middle Market Lending Fund LLC, a privately offered business development company (“PSLF”).
Goldman Sachs Asset Management International; GS BDC; SCH; GS PMMC II; PSLF; GS Credit; West Bay

*	Ms. Uniacke is considered to be an “Interested Director” because she holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. (“Group Inc.”). Ms. Uniacke holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the Investment Adviser, administrator and/or distributor.
(1)	Each nominee and director may be contacted by writing to the nominee or director, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.
The significance or relevance of a nominee’s or director’s particular experience, qualifications, attributes, and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes, and/or skills common to all nominees and directors include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other directors and with representatives of GSAM and its affiliates, other service providers, legal counsel and the Company’s independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Company and the Stockholders. The Board’s Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Directors. Based on each nominee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of the other directors, the Board has concluded that each nominee should continue to serve as a director. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each nominee, as well as of the continuing directors, that led the Board to conclude that such individual should serve as a director.
Director Nominees
Independent Directors:
Karole Dill Barkley.
Ms. Dill Barkley has served on the Board since November 2021. She also serves on the Board of Directors of West Bay. Ms. Dill Barkley is retired. Prior to her retirement in March 2021, Ms. Dill Barkley served as a Vice President in the Wholesale Credit Risk Insurance Department of J.P. Morgan. Prior to joining J.P. Morgan, Ms. Dill Barkley served in executive roles at Sweet Harlem Ventures and Sweet Harlem Pop. Ms. Dill Barkley also served in a variety of senior positions in the financial services sector at Standard and Poor’s Rating Services, Bank of Bermuda (New York) Limited, Union Bank of Switzerland, and Algemene Bank Nederland N.V. She previously served on the Board of Directors for the Smithsonian Institution, Archives of American Art, the Abyssinian Fund, the Bermuda Artworks Foundation and the Harvard Club of New York City. Ms. Dill Barkley currently serves on the Board of Directors for CariGenetics Holdings Ltd. We believe Ms. Dill Barkley’s numerous management positions and broad experiences in the financial services sector provide her with skills and valuable insight in handling complex financial transactions and issues, all of which make her well qualified to serve on the Board of Directors.
Carlos E. Evans.
Mr. Evans is retired. Mr. Evans has served on the Board since August 2020. He also serves on the Board of Directors of GS BDC, GS Credit and West Bay. Mr. Evans is currently chairperson of the Board of Directors of Highwoods Properties, Inc., a real estate investment trust, where he serves as chairperson of the Compensation/Governance Committee and as a member of the Executive Committee. He previously served as chairman of the Compensation/Governance Committee of Highwoods Properties, Inc. Prior to his retirement in 2014, Mr. Evans worked for Wells Fargo Bank, most recently serving as executive vice president and group head of the eastern division of Wells Fargo commercial banking. From 2006 until Wachovia Corporation’s merger with Wells Fargo in 2009, Mr. Evans served as wholesale banking executive and an executive vice president for the Wachovia general banking group. Previously, he held senior management positions with First Union National Bank and with Bank of America and its predecessors, including NationsBank, North Carolina National Bank and Bankers Trust of South Carolina, which he joined in 1973. Mr. Evans is chairman emeritus of the board of Spoleto Festival USA and was previously chairman of the board of the Medical University of South Carolina Foundation. Mr. Evans serves on the boards of four private companies, National Coatings and Supplies Inc., Warren Oil Company, LLC, American Welding & Gas Inc. and Johnson Management. He also previously served on the Board of Directors of Sykes Enterprises, Incorporated,

an international provider of outsourced customer contact management services. Based on the foregoing, Mr. Evans is experienced with financial and investment matters, which we believe makes him well qualified to serve on the Board of Directors.
Tracy Grooms.
Ms. Grooms has served on the Board since November 2021. She also serves on the Board of Directors of West Bay. Ms. Grooms is retired. Prior to her retirement in 2013, Ms. Grooms worked for Bank of America, most recently serving as chief compliance officer for the Bank of America Consumer Group. Prior to serving as chief compliance officer, Ms. Grooms held a variety of senior leadership roles during her 30-year career.
From 1993 to 2000, Ms. Grooms served as divisional chief financial officer for numerous businesses and acquisitions, including the acquisition of legacy BankAmerica. From 2001 to 2004, Ms. Grooms served as chief operating officer for the Small Business division and, from 2005 to 2010 she led the Student Lending and Checking/Payments business. From 2013 to 2016, Ms. Grooms was the Undergraduate Director of the McColl School of Business where she led the formation of a banking concentration within the university’s undergraduate finance degree program. From 2018 to 2019, Ms. Grooms served on the Board of Directors Rabobank, N.A. (“Rabobank”), the U.S. national bank subsidiary of Rabobank, Netherlands and as chair of Rabobank’s compliance committee and a member of its audit committee until its sale. She currently serves as an EverBank Independent Director, risk and nominating/governance committee member and chairs the audit committee. Ms. Grooms serves on the Charleston Symphony Board of Directors and the Executive Committee. Ms. Grooms is directorship certified through NACD (NACD.DC) and has sustained her certification requirements. Based on the foregoing, Ms. Grooms is experienced with financial investment matters, which we believe makes her well qualified to serve on the Board of Directors.
Timothy J. Leach.
Mr. Leach is retired. Mr. Leach has served as Chairperson of the Board since August 2020. He also serves as a member and Chairperson of the Board of Directors of GS BDC and GS Credit. . Mr. Leach has served as Chairperson of the Board of Directors of MN8 Energy Inc. (f/k/a Goldman Sachs Renewable Power LLC), a renewable energy producer, since 2021. From 2008 until his retirement in July 2016, Mr. Leach served as chief investment officer of US Bank Wealth Management. Prior to joining US Bank, Mr. Leach held senior management positions with U.S. Trust Company and various investment advisers and asset managers, including Wells Fargo Private Investment Advisors, Wells Fargo Alternative Asset Management, ABN Amro Global Asset Management, ABN Amro Asset Management (USA) and Qualivest Capital Management. Based on the foregoing, Mr. Leach is experienced with financial and investment matters, which we believe makes him well qualified to serve on our Board of Directors.
Richard A. Mark.
Mr. Mark is retired. Mr. Mark has served on the Board since August 2020. Mr. Mark has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Mr. Mark serves as the chair of the audit committee. He also serves on the Board of Directors and as the chair of the audit committee of GS BDC and GS Credit. Prior to his retirement in 2015, Mr. Mark was a partner at Deloitte & Touche LLP, most recently leading the corporate development function of the advisory business of Deloitte. Mr. Mark began his career at Arthur Andersen & Co. and held various positions with Arthur Andersen, including audit partner, before joining Deloitte in 2002. Since November 2020, Mr. Mark has served on the Board of Directors of Viatris Inc. (“Viatris”), a global pharmaceuticals company. Prior to the closing of the transaction that combined Mylan N.V. and Pfizer Inc.’s off-patent
branded and generic established medicines business which resulted in the formation of Viatris, Mr. Mark served on the Board of Directors of Mylan N.V. from June 2019 until November 2020. Mr. Mark also served from July 2015 until August 2016 as chairman of the board of directors and as a member of the audit committee of Katy Industries, Inc., a manufacturer, importer and distributor of commercial cleaning and consumer storage products. Since December 2021, Mr. Mark has served on the Board of Directors of the Home Centered Care Institute, a nonprofit organization focused on scaling home-based primary care. From May 2016 to December 2021, Mr. Mark served as a Director of Almost Home Kids, an affiliate of Lurie Children’s Hospital of Chicago, which provides care to children with complicated health needs. Mr. Mark is a certified public accountant. Based on the foregoing, Mr. Mark is experienced with accounting, financial and investment matters, which we believe makes him well qualified to serve on the Board of Directors.

Interested Directors:
Kaysie Uniacke.
Ms. Uniacke is the sole interested director on the Board and has served in such capacity since August 2020. Ms. Uniacke is the chairperson of the board of Goldman Sachs Asset Management International; serves on the boards of GS BDC, SCH, GS PMMC II, PSLF, GS Credit and West Bay, and is an advisory director to GS Group Inc. Previously, she was global chief operating officer of GSAM’s portfolio management business until 2012 and served on the Investment Management Division Client and Business Standards Committee. Prior to this, she was president of Goldman Sachs Trust, the GS mutual fund family, and was head of the Fiduciary Management business within Global Manager Strategies, responsible for business development and client service globally. Earlier in her career, Ms. Uniacke managed GSAM’s U.S. and Canadian Distribution groups. In that capacity, she was responsible for overseeing all North American institutional and third-party sales channels, marketing and client service functions, for which client assets exceeded $200 billion. Before that, Ms. Uniacke was head of GSAM’s Global Cash Services business, where she was responsible for overseeing the management of assets exceeding $100 billion. Ms. Uniacke worked at Goldman Sachs from 1983 to 2012 where she was named managing director in 1997 and partner in 2002. Based on the foregoing, Ms. Uniacke is experienced with financial and investment matters, which we believe makes her well qualified to serve on the Board of Directors.
Compensation of Directors
From January 1, 2023 to December 31, 2024, each Independent Director was compensated with a unitary annual fee of $125,000, for his or her services as one of our directors and as a member of the Audit Committee and Governance and Nominating Committee. The Chairman receives an additional $25,000 for his services in such capacity. The director designated as “audit committee financial expert” receives an additional $15,000 for his services in such capacity. The Independent Directors of the Board of Directors and each committee are also reimbursed for travel and other expenses incurred in connection with attending meetings. In addition, we purchase liability insurance on behalf of our directors. We may also pay the incidental costs of a director to attend training or other types of conferences relating to the BDC industry.
It is the responsibility of the Independent Directors to review their own compensation and recommend to all of the directors the appropriate level of compensation. This level of compensation may be adjusted from time to time. In conducting their review, the Independent Directors use such information as they deem relevant, including compensation paid to directors of other BDCs of similar size and the time and effort required of the directors in fulfilling their responsibilities to the Company.
The following table shows information regarding the compensation earned by the Independent Directors for the fiscal year ended December 31, 2024. No compensation is paid by the Company to any Interested Director or executive officer of the Company.

	Total Compensation From the Company for the Year Ended December 31, 2024 (1)	Total Compensation from the Goldman Sachs Fund Complex for the Year Ended December 31, 2024 (2)
Interested Director
Kaysie Uniacke (3)	—	—

Independent Directors
Karole Dill Barkley	$125,000	$145,000
Carlos E. Evans	$125,000	$376,667
Tracy Grooms	$125,000	$147,667
Timothy J. Leach (4)	$150,000	$436,000
Richard A. Mark (5)	$140,000	$395,000

(1)
The Company did not award any portion of the fees earned by its directors in stock or options during the year ended December 31, 2024. The Company does not have a profit-sharing plan, and directors do not receive any pension or retirement benefits from the Company.

(2)	For the Independent Directors, the Goldman Sachs Fund Complex includes the Company, GS BDC, SCH, GS PMMC II, PSLF, GS Credit and West Bay.
(3)	Kaysie Uniacke is an interested director and, as such, does not receive compensation from the Company or the Goldman Sachs Fund Complex for her service as director or trustee.
(4)	Includes compensation as Chairman of the Board of the Company.
(5)	Includes compensation as audit committee financial expert.
No compensation will be paid to directors who are “interested persons,” as that term is defined in the Investment Company Act.
Board Composition and Leadership Structure
The Company’s business and affairs are managed under the direction of its Board. The Board consists of six members, five of whom are Independent Directors. The responsibilities of the Board include oversight of the quarterly valuation of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.
The Board’s role in the management of the Company is one of oversight. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by the Investment Adviser as part of its day-to-day
management of our investment activities. The Board reviews risk management processes at both regular and special Board meetings throughout the year, consulting with appropriate representatives of the Investment Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with the Company’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. The Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of the Company’s investments. The Board oversees the quarterly valuation of the Company’s assets.
The Board has established an Audit Committee (the “Audit Committee”), Governance and Nominating Committee (the “Governance and Nominating Committee”), Compliance Committee (the “Compliance Committee”), and Contract Review Committee (the “Contract Review Committee”). The scope of each committee’s responsibilities is discussed in greater detail below.
The Board does not currently intend to establish a compensation committee because the Company’s executive officers do not receive any direct compensation from the Company. As discussed in “Compensation of Directors,” above, it is the responsibility of the Independent Directors to review their own compensation and recommend to all of the directors the appropriate level of compensation.
Timothy J. Leach, an Independent Director, serves as Chairman of the Board. The Board believes that it is in the best interests of the Stockholders for Mr. Leach to lead the Board because of his familiarity with the Company’s portfolio companies, his broad corporate background and experience with financial and investment matters and his significant senior management experience, as described above. Mr. Leach generally acts as a liaison between the Company’s management, officers and attorneys between meetings of the Board and presides over all executive sessions of the Independent Directors without management. The Board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board also believes that its size creates an efficient corporate governance structure that provides opportunity for direct communication and interaction between management and the Board.
The Board had four formal meetings in 2024. Each director nominee that was a member of the Board during the fiscal year ended December 31, 2024 attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which he or she served. To promote effectiveness of the Board, directors are strongly encouraged to attend regularly scheduled Board meetings in person.

Committees of the Board of Directors
Audit Committee
The members of the Audit Committee are Karole Dill Barkley, Carlos E. Evans, Tracy Grooms, Timothy J. Leach, and Richard A. Mark, each of whom is an Independent Director and meets the current independence and experience requirements of
Rule 10A-3 of
the Exchange Act and none of whom is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act. Richard A. Mark serves as Chairman of the Audit Committee. The Board and the Audit Committee have determined that Richard A. Mark is an “audit committee financial expert,” as defined in Item 407 of
Regulation S-K under
the Exchange Act. The Audit Committee is responsible for overseeing matters relating to the appointment and activities of the Company’s auditors, audit plans and procedures, various accounting and financial reporting issues and changes in accounting policies, and reviewing the results and scope of the audit and other services provided by the independent public accountants. The Audit Committee is also responsible for aiding the Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available.
The Audit Committee operates pursuant to a written charter, a copy of which was attached as Appendix A to the Company’s Proxy Statement filed on September 12, 2023.
The Audit Committee held four formal meetings in 2024.
Governance and Nominating Committee
The Governance and Nominating Committee members are Kaysie Uniacke, Karole Dill Barkley, Carlos E. Evans, Tracy Grooms, Richard A. Mark and Timothy J. Leach. Timothy J. Leach serves as the Chairman of the Governance and Nominating Committee. The Governance and Nominating Committee is responsible for identifying, researching and nominating Independent Directors for election by the Company’s stockholders, when necessary, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Company’s management.
All candidates nominated for an Independent Director position must meet applicable independence requirements and have the capacity to address financial and legal issues and exercise reasonable business judgment. The Governance and Nominating Committee considers a variety of criteria in evaluating candidates (including candidates nominated by a Stockholder), including (1) experience in business, financial or investment matters or in other fields of endeavor; (2) financial literacy and/or whether he or she is an “audit committee financial expert,” as defined in Item 407 of Regulation
S-K;
(3) reputation; (4) ability to attend scheduled Board and committee meetings; (5) general availability to attend to Board business on short notice; (6) actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Company; (7) length of potential service; (8) commitment to the representation of the interests of the Company and the Stockholders; (9) commitment to maintaining and improving his or her skills and education; (10) experience in corporate governance and best business practices; and (11) the diversity that he or she would bring to the Board’s composition. The Governance and Nominating Committee will consider nominees recommended by the Company’s stockholders that are properly submitted in accordance with the Company’s bylaws.
The Governance and Nominating Committee operates pursuant to a written charter, a copy of which is attached as Appendix A to this Proxy Statement.
The Governance and Nominating Committee held three formal meetings in 2024.

Compliance Committee
The Compliance Committee members are Kaysie Uniacke, Karole Dill Barkley, Carlos E. Evans, Tracy Grooms, Richard A. Mark and Timothy J. Leach. Timothy J. Leach serves as Chairman of the Compliance Committee. The Compliance Committee is responsible for overseeing the Company’s compliance processes, and, insofar as they relate to services provided to us, the compliance processes of the Company’s Investment Adviser, principal underwriters (if any), administrator and transfer agent, except that compliance processes relating to the accounting and financial reporting processes and certain related matters are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters.
The Compliance Committee held four formal meetings in 2024.
Contract Review Committee
The Contract Review Committee members are Kaysie Uniacke, Karole Dill Barkley, Carlos E. Evans, Tracy Grooms, Richard A. Mark and Timothy J. Leach. Timothy J. Leach serves as Chairman of the Contract Review Committee. The Contract Review Committee is responsible for overseeing the processes of the Board for reviewing and monitoring performance under the Company’s investment management, placement agent (if any), underwriting (if any), transfer agency and certain other agreements with the Company’s Investment Adviser and its affiliates. The Contract Review Committee provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Company’s other service providers, including the Company’s custodian/accounting agent, sub-transfer agents,
placement agent, professional (legal and accounting) firms and printing firms.
The Contract Review Committee held one formal meeting in 2024.
Information about Executive Officers who are not Directors
Set forth below is certain information about the Company’s executive officers who are not directors:

Name	Age	Position	Officer Since
Alex Chi	52	Co-Chief Executive Officer and Co-President	2022
David Miller	55	Co-Chief Executive Officer and Co-President	2022
Stanley Matuszewski	39	Chief Financial Officer and Treasurer	2023
John Lanza	54	Principal Accounting Officer	2023
Julien Yoo	53	Chief Compliance Officer	2020
Caroline Kraus	47	Chief Legal Officer and Secretary	2020
Tucker Greene	49	Chief Operating Officer	2022
Matthew Carter	38	Vice President	2025
Justin Betzen	44	Vice President	2022
Greg Watts	48	Vice President	2022
Jennifer Yang	41	Vice President	2022
The address for each executive officer is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. Each officer holds office at the pleasure of the Board until the next election of officers or until his or her successor is duly elected and qualifies.
Alex Chi.
Mr. Chi is the
co-chief
executive officer and
co-president
of the Company and has served in such capacity since March 2022. Mr. Chi is also the co-chief
executive officer and
co-president
of GS BDC, SCH, GS PMMC II, PSLF, GS Credit, and West Bay. Mr. Chi is
co-head
of Goldman Sachs Asset Management Private Credit in the Americas. Before assuming his current role, Mr. Chi spent 25 years in Goldman Sachs’ Investment Banking Division. Mr. Chi worked in the Financial and Strategic Investors Group from 2006 to 2019, managing Goldman Sachs’ relationships with private equity and related portfolio company clients. Prior to that, Mr. Chi worked in Leveraged Finance, where he spent six years structuring and executing leveraged loan and high yield debt financings for corporate and private equity clients across industries. He also spent three years in Asia focused on mergers and acquisitions and corporate finance transactions. Mr. Chi was named managing director in 2006 and partner in 2012.
David Miller.
Mr. Miller is the
co-chief
executive officer and
co-president
of the Company and has served in such capacity since March 2022. Mr. Miller is also the co-chief
executive officer and
co-president
of GS BDC, SCH, GS PMMC II, PSLF, GS Credit, and West Bay. Mr. Miller is
co-head
of Goldman Sachs Asset Management Private Credit in the Americas. He has spent his nearly
30-year
career as an investor in middle market companies and has originated billions of dollars in commitments across all industries to companies in various stages of the lifecycle. In 2004, he co-founded
Goldman Sachs’ middle market origination effort investing primarily firm capital and has led that business since 2013. Prior to joining Goldman Sachs in 2004, Mr. Miller was senior vice president of originations for GE Capital, where he was responsible for structuring and originating loans in the media and telecommunications sectors. Previously, Mr. Miller was a director at SunTrust Bank, responsible for originating and managing a portfolio of middle market loans. Mr. Miller was named managing director in 2012 and partner in 2014.
Tucker Greene.
Mr. Greene is the Chief Operating Officer of the Company and has served in such capacity since May 2023. Mr. Greene is also the Chief Operating Officer of GS BDC, SCH, GS PMMC II, PSLF, GS Credit, and West Bay. Mr. Greene previously served as a Vice President of the Company from August 2022 to May 2023, and also previously served as a vice president of GS BDC, SCH, GS PMMC II, PSLF, and GS Credit. In addition, he is a managing director in Goldman Sachs Asset Management Private Credit. He is a senior portfolio manager focused on fund management. Prior to his current role, Mr. Greene was a senior originator and underwriter in Goldman Sachs Asset Management Private Credit. Mr. Greene joined Goldman Sachs in 2004 in the Specialty Lending Group, primarily investing firm capital in directly originated middle market loans. Prior to joining Goldman Sachs, Mr. Greene worked at GE Capital, focusing on underwriting loans in the media and telecommunications sector. Mr. Greene was named managing director in 2021.
Stanley Matuszewski.
Mr. Matuszewski is the Chief Financial Officer and Treasurer of the Company and has served in such capacity since November 2023. Mr. Matuszewski is also the Chief Financial Officer and Treasurer of GS BDC, SCH, GS PMMC II, PSLF, GS Credit, and West Bay. He is a Vice President within the Private Credit Group of GSAM. Prior to his role, he managed the Business Development Companies Asset Management Product Controllers team within the Controllers Division, which is responsible for valuation oversight. Prior to joining Goldman Sachs & Co. LLC in 2013, he worked at Morgan Stanley in the Valuation Review Group.
John Lanza.
Mr. Lanza is the Principal Accounting Officer of the Company and has served in such capacity since November 2023. Mr. Lanza is also the Principal Accounting Officer of GS BDC, SCH, GS PMMC II, PSLF, and GS Credit. Mr. Lanza has held several positions with GSAM. Mr. Lanza currently manages the Business Development Companies and Direct Hedge Funds Asset Management Fund Controllers teams, which are responsible for accounting and financial reporting oversight. He previously served as the head of Operational Risk and Governance in the Consumer and Wealth Management Division. Prior to that, Mr. Lanza was the global head of Regulatory Reform and Control Oversight and before that he managed the GSAM Alternative Investments Global Fund Services Group.
Julien Yoo.
Ms. Yoo is the Chief Compliance Officer of the Company and has served in such capacity since August 2020. Ms. Yoo is also the Managing Director of GSAM Compliance, Head of the U.S. Regulatory Compliance team with GSAM Compliance, and Chief Compliance Officer of GS BDC, SCH, GS PMMC II, PSLF, GS Credit, and West Bay. Ms. Yoo joined Goldman Sachs in 2013. Prior to joining Goldman Sachs, Ms. Yoo was a Vice President in the legal department of Morgan Stanley Investment Management. Prior to joining Morgan Stanley, she was an associate at Shearman & Sterling, LLP and at Swidler Berlin Shereff Friedman, LLP.

Caroline Kraus.
Ms. Kraus is the Chief Legal Officer and Secretary of the Company and has served in such capacity since August 2020. Ms. Kraus is also a Managing Director and Senior Counsel at GSAM and the chief legal officer and secretary of GS BDC, SCH, GS PMMC II, PSLF, GS Credit, and West Bay, as well as various other Goldman Sachs funds. Ms. Kraus joined Goldman Sachs in 2006. Prior to joining Goldman Sachs, she was an associate at Weil, Gotshal & Manges, LLP.
Justin Betzen.
Mr. Betzen is a Vice President of the Company and has served in such capacity since August 2022. Mr. Betzen is also a Vice President of GS BDC, SCH, GS PMMC II, PSLF, GS Credit, and West Bay. He is also a managing director and senior underwriter in Goldman Sachs Asset Management Private Credit Americas. Mr. Betzen initially joined Goldman Sachs in 2006 as an associate and rejoined the firm as a vice president in 2013. He was named managing director in 2019. Prior to rejoining the firm, Mr. Betzen worked at Newstone Capital Partners and was focused on second lien, mezzanine and minority equity investing. Prior to initially joining Goldman Sachs, he worked at JPMorgan Chase in the Technology Corporate Banking Group and was focused on software, services and payments companies.
Matthew Carter.
Mr. Carter is a Vice President of the Company and has served in such capacity since February 2025. Mr. Carter is also a Vice President of GS BDC, SCH, GS PMMC II, PSLF, GS Credit, and West Bay. Mr. Carter is a managing director and senior underwriter in Private Credit within Asset & Wealth Management at Goldman Sachs. He leads workout and restructuring activities for the U.S. direct lending business. Mr. Carter joined Goldman Sachs in 2014 as an associate in the Specialty Lending Group within the Special Situations Group and was named managing director in 2023. Prior to joining Goldman Sachs, Mr. Carter worked in the Investment Banking Division at Barclays Capital for five years and started his career in the Private Fund Investments Group at Lehman Brothers.
Greg Watts.
Mr. Watts is a Vice President of the Company and has served in such capacity since August 2022. Mr. Watts is also a Vice President of GS BDC, SCH, GS PMMC II, PSLF, GS Credit, and West Bay. He also serves as head of underwriting and portfolio management for Goldman Sachs Asset Management Private Credit in the Americas. He has spent greater than 20 years as a credit investor in middle market companies and has overseen billions of dollars of investments from origination to exit as well as a significant amount of experience in workouts and restructurings. Mr. Watts is a member of the BDC Investment Committee and the Private Credit Investment Subcommittee, which focuses on middle market lending primarily via the Goldman Sachs balance sheet. Mr. Watts joined Goldman Sachs in 2007 and was named managing director in 2015 and partner in 2022. Prior to joining Goldman Sachs, Mr. Watts spent five years with GE Capital’s Technology, Media and Telecom Finance Group as a senior vice president and risk team leader in underwriting and portfolio management. Before working at GE Capital, Mr. Watts was an associate at Investcorp International after beginning his career as an investment banking analyst in Salomon Smith Barney’s Mergers and Acquisitions Group.
Jennifer Yang.
Ms. Yang is a Vice President of the Company and has served in such capacity since August 2022. Ms. Yang is also a Vice President of GS BDC, SCH, GS PMMC II, PSLF, GS Credit, and West Bay. She is also a managing director in Credit Alternatives within GSAM, with oversight of Healthcare. She is responsible for leading and managing the healthcare investment strategy and portfolio. Ms. Yang joined Goldman Sachs in 2018 as a vice president and was named managing director in 2021. Prior to joining Goldman Sachs, Ms. Yang was an executive director at Varagon Capital Partners, where she was responsible for structuring, executing and managing credit investments in the healthcare sector. Previously, she was a vice president at Fifth Street Asset Management, focused on healthcare deal execution.
Certain Relationships and Related Party Transactions
Investment Management Agreement
GSAM serves as our investment adviser. Our Investment Adviser has been registered as an investment adviser with the SEC since 1990 and is a subsidiary of GS Group Inc., a bank holding company. GS & Co., a wholly-owned subsidiary of GS Group Inc., acted as our placement agent in connection with the offering of shares to U.S. persons and Goldman Sachs International, a wholly-owned subsidiary of GS Group Inc., acted as our placement agent in connection with the offering of shares to
non-U.S.
persons.
Subject to the supervision of the Board of Directors, the Investment Adviser provides day-to-day
advice regarding the Company’s portfolio transactions and is responsible for the Company’s business affairs and other administrative matters.
For the year ended December 31, 2024, we paid GSAM a total of $13.4 million in fees (excluding fees that are accrued but not paid) pursuant to the Investment Management Agreement, which consisted of $4.4 million in Management Fees and $9.0 million in Incentive Fees.
License Agreement
The Company is party to a license agreement (the “License Agreement”) with an affiliate of Goldman Sachs pursuant to which we have been granted a non-exclusive,
royalty-free license to use the “Goldman Sachs” name. Under this agreement, we shall not have a right to use the Goldman Sachs name if the Investment Adviser or another affiliate of Goldman Sachs is not our Investment Adviser or if our continued use of such license results in a violation of applicable law, results in a regulatory burden or has adverse regulatory consequences. Other than with respect to this limited license, we have no legal right to the “Goldman Sachs” name.
Co-Investment
Opportunities
In certain circumstances, the Company can make negotiated
co-investments
pursuant to an order from the SEC permitting it to do so. On November 16, 2022, the SEC granted to the Investment Adviser, the BDCs advised by the Investment Adviser and certain other affiliated applicants exemptive relief on which the Company expects to rely to co-invest
alongside certain other client accounts managed by the Investment Adviser (collectively with the Company, the “Accounts”), which may include proprietary accounts of Goldman Sachs, in a manner consistent with the Company’s investment objectives and strategies, certain Board-established criteria, the conditions of such exemptive relief and other pertinent factors (the “Relief”). On June 25, 2024, the SEC granted an amendment to the Relief, which permits the Company to participate in follow-on
investments in the Company’s existing portfolio companies with certain affiliates covered by the Relief if such affiliates, that are not BDCs or registered investment companies, have an investment in such existing portfolio company. Additionally, if the Investment Adviser forms other funds in the future, the Company may co-invest
alongside with such other affiliates, subject to compliance with the Relief, applicable regulations and regulatory guidance, as well as applicable allocation procedures. As a result of the Relief, there could be significant overlap in the Company’s investment portfolio and the investment portfolios of other Accounts, including, in some cases, proprietary accounts of Goldman Sachs.
The Goldman Sachs Asset Management Private Credit (“GSAM Private Credit”) team is comprised of investment professionals dedicated to the Company’s investment strategy and to other funds that share a similar investment strategy with the Company. The GSAM Private Credit team is responsible for identifying investment opportunities, conducting research and due diligence on prospective investments, negotiating and structuring the Company’s investments, and monitoring and servicing the Company’s investments. The team works together with investment professionals who are primarily focused on investment strategies in syndicated, liquid credit. Under the terms of the Relief “required majority” (as defined in Section 57(o) of the Investment Company Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment
transaction, including that (1) the terms of the proposed transaction are reasonable and fair to the Company and the Company’s stockholders and do not involve overreaching in respect of the Company or its stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the then-current investment objectives and strategies of the Company.

Transfer Agent Agreement
The Company has entered into a transfer agency agreement (the “Transfer Agency Agreement”), with Goldman Sachs & Co. LLC, an affiliate of GSAM, pursuant to which Goldman Sachs & Co. LLC, serves as the Company’s transfer agent (“Transfer Agent”), registrar and disbursing agent. The Company pays the Transfer Agent fees at an annual rate of 0.15% of the average NAV of the Company at the end of the then-current quarter and the prior calendar quarter (and, in the case of the Company’s first quarter, the Company’s NAV as of such quarter-end).
For the year ended December 31, 2024, we paid Goldman Sachs & Co. LLC a total of $0.5 million in fees pursuant to the Transfer Agent Agreement.
Placement Agent Agreement
The Company has entered into an agreement with each of Goldman Sachs & Co. LLC and Goldman Sachs International pursuant to which Goldman, Sachs & Co. LLC and Goldman Sachs International will assist the Company in conducting private placement offerings. Goldman, Sachs & Co. LLC and Goldman Sachs International have entered into or will enter into sub-placement agreements
(together with the agreements with Goldman Sachs & Co. LLC and Goldman Sachs International, the “Placement Agent Agreements”) with various sub-placement agents
to assist in conducting the private placement offering. The placement agents are not expected to be compensated by the Company for their services, but may charge investors a placement fee with respect to their investments in the Company. The placement agents may also be compensated by the Investment Adviser, in its discretion, for certain services including promotional and marketing support, stockholder servicing, operational and recordkeeping, sub-accounting, networking
or administrative services. These payments are made out of the Investment Adviser’s own resources and/or assets, including from the revenues or profits derived from the advisory fees the Investment Adviser receives from the Company.
Related Party Transaction Review Policy
The Audit Committee will conduct quarterly review any potential related party transactions brought to its attention and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Ethics. Each of our directors and executive officers will complete a questionnaire on an annual basis designed to elicit information about any potential related party transactions.
Proxy Voting by the Investment Adviser
Our Investment Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including us, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by our Investment Adviser with respect to securities held by us may benefit the interests of Goldman Sachs and Accounts other than us.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
At a meeting of the Board held on February 26, 2025, the Audit Committee selected and recommended, and the Board, including a majority of the Independent Directors, approved the selection of PricewaterhouseCoopers LLP to act as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025. This selection is presented for ratification by the Stockholders. If the Stockholders fail to ratify the selection of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the year ending December 31, 2025, the Audit Committee and the Board will reconsider the continued retention of PricewaterhouseCoopers LLP.
Representatives of PricewaterhouseCoopers LLP are expected to be available telephonically during the Meeting and will be available to respond to appropriate questions from Stockholders if necessary. Representatives of PricewaterhouseCoopers LLP will be given the opportunity to make statements at the Meeting, if they so desire.
Fees
Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Company by PricewaterhouseCoopers LLP for professional services performed for the years ended December 31, 2024 and 2023:

	For the Year ended December 31, 2024	For the Year Ended December 31, 2023
Audit Fees	$361,400	$311,300
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$361,400	$311,300

Audit Fees
The aggregate audit fees billed by PricewaterhouseCoopers LLP for the years ended December 31, 2024 and 2023 were $361,400 and $311,300, respectively.
Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.
Audit-Related Fees
No audit-related fees were billed by PricewaterhouseCoopers LLP to the Company for the years ended December 31, 2024 and 2023.
Audit-related fees are for any services rendered to the Company that are reasonably related to the performance of the audits or reviews of the Company’s financial statements (but not reported as audit fees above). These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
The aggregate audit-related fees billed by PricewaterhouseCoopers LLP to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the years ended December 31, 2024 and 2023 were $1,578,918 and $1,555,770. These amounts represent fees PricewaterhouseCoopers LLP billed to GSAM for services related to the SSAE 18 report and Goldman Sachs & Co. LLC for services related to the
17Ad-13
report.
Tax Fees
No tax compliance, tax advice and tax planning fees were billed by PricewaterhouseCoopers LLP for the years ended December 31, 2024 and 2023.
Fees included in the tax fees category comprise all services performed by professional staff in the independent registered public accountant’s tax division except those services related to the audits. This category comprises fees for tax compliance services provided in connection with the preparation and review of the Company’s tax returns.
No tax fees were billed by the Company’s independent registered public accountant to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the years ended December 31, 2024 and 2023.
All Other Fees
No fees were billed by PricewaterhouseCoopers LLP for products and services provided to the Company, other than the services reported in “Audit Fees” above, for the years ended December 31, 2024 and 2023.
Other than services reported under “Audit-Related Fees,” no other fees were billed by the Company’s independent registered public accountant to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the years ended December 31, 2024 and 2023.
Aggregate
Non-Audit
Fees
The aggregate
non-audit
fees billed to GSAM and its affiliates by PricewaterhouseCoopers LLP for non-audit
services for the years ended December 31, 2024 and 2023 were approximately $20.7 million and $18.0 million, respectively. This includes any non-audit
services required to be
pre-approved
or
non-audit
services that did not require
pre-approval
since they did not directly relate to the Company’s operations or financial reporting.
Pre-Approval
of Audit and
Non-Audit
Services Provided to the Company
The Audit
and Non-Audit Services Pre-Approval Policy
(the “Policy”) adopted by the Audit Committee sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the
Company may
be pre-approved. Services
may
be pre-approved specifically
by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the audit committee financial expert. In addition, subject to specified cost limitations, certain services may be pre-approved under
the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the SEC’s rules on auditor independence. The Policy provides for periodic review and pre-approval by
the Audit Committee of the services that may be provided by the independent auditor.
De Minimis Waiver
.
The pre-approval requirements
of the Policy may be waived with respect to the provision
of non-audit services
that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that
was paid to the independent auditors during the fiscal year in which the services are provided;

(2) such services were not recognized by the Company at the time of the engagement to be non-audit services;
and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions
of the Policy.
Pre-Approval
 of
 Non-Audit
 Services Provided to GSAM.
 The Policy provides that, in addition to
requiring pre-approval of
audit
and non-audit services
provided to the Company, the Audit Committee
will pre-approve those non-audit services
provided to the Company’s Investment Adviser (and entities controlling, controlled by or under common control with the Investment Adviser that provide ongoing services to the Company) where the engagement relates directly to the operations or financial reporting of the Company.
The Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of PricewaterhouseCoopers LLP. The Audit Committee did not approve any of the audit-related, tax, or other non-audit fees
described above pursuant to the “
de minimis
exceptions” set forth in
Rule 2-01(c)(7)(i)(C) and
Rule 2-01(c)(7)(ii) of
Regulation S-X.
PricewaterhouseCoopers LLP did not provide any audit-related services, tax services or other non-audit
services to GSAM or any entity controlling, controlled by or under common control with GSAM that provides ongoing services to the Company that the Audit Committee was required to approve pursuant to
Rule 2-01(c)(7)(ii) of
Regulation S-X. The
Audit Committee considered whether the provision
of non-audit services
rendered to GSAM and any entity controlling, controlled by, or under common control with GSAM that provides ongoing services to the Company that were not pre-approved by
the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Company is compatible with maintaining PricewaterhouseCoopers LLP’s independence.
THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

Audit Committee Report
(1)
The following is the report of the Audit Committee of Goldman Sachs Middle Market Lending Corp. II (the “Company”) with respect to the Company’s audited financial statements as of December 31, 2024 (the “Audited Financial Statements”).
The Audit Committee has: (a) reviewed and discussed the Audited Financial Statements with the management of the Company; (b) discussed with the independent auditor the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Standard No. 1301, as modified or supplemented; and (c) received the written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB Ethics and Independence Rule 3526 regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the auditor’s independence.
The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Company for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Company’s independent auditor. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles.
Based on its consideration of the Audited Financial Statements and the discussions referred to above with management and the Company’s independent auditor, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be accepted by the Board of Directors and included in the Company’s Annual Report on Form
10-K
for the last fiscal year for filing with the SEC.
February 26, 2025
The Audit Committee
Richard A. Mark, Chairman
Karole Dill Barkley
Carlos E. Evans
Tracy Grooms
Timothy J. Leach

(1)
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS
The management of the Company does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of Caroline Kraus and Curtis Tate, who are the persons named as proxies.
VOTE REQUIRED FOR THE ELECTION OF DIRECTORS
AND APPROVAL OF OTHER MATTERS AT THE MEETING
A quorum for the transaction of business at the Meeting is established by the presence, virtually or by proxy, of holders representing a majority of the votes entitled to be cast at the Meeting. Stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting and at any postponements or adjournments thereof. There were 23,959,372 shares of the Company’s common stock outstanding on the Record Date. Each share of common stock is entitled to one vote. Cumulative voting is not permitted.
Election of Directors
For Proposal 1, the election of each nominee requires a majority of the votes cast by all Stockholders present, virtually or by proxy, at the Meeting, provided that if, as of the tenth (10th) day preceding the date the Company first mails the notice of such meeting to the Stockholders, the number of nominees for the directorships (or, if applicable, the directorships of a particular class of directors) exceeds the number of such directors to be elected, such directors shall be elected by the vote of a plurality of the votes cast. Under the Company’s bylaws, a majority of votes cast means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with “abstentions” and “broker non-votes”
not counted as a vote cast either “for” or “against” that director’s election).
Ratification of Auditor
Approval of Proposal 2, the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm, requires a majority of the votes cast by all Stockholders present, virtually or by proxy, at the Meeting.
Broker
Non-Votes
Broker
“non-votes”
are shares held in an account with an Authorized Institution for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority with respect to a non-routine
proposal. As broker
non-votes
are entitled to vote on Proposal 2, broker
non-votes
will be counted as shares present for purposes of determining whether a quorum is present for purposes of transacting business at the Meeting.
Proposal 1 is a
non-routine
matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not
 be permitted to exercise voting discretion with respect to Proposal 1, the election of six directors. Therefore, if you do not vote and you do not give your broker or other nominee specific instructions on how to vote for you, then your shares will have no effect on Proposal 1.
Proposal 2, the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm, is a routine matter. As a result, if you beneficially own your shares and you do not provide your broker or nominee with voting instructions, then your broker, bank or nominee will be able to vote your shares for you on Proposal 2.

Abstentions
Abstentions will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against the Proposal for which the proxy card has been marked “Abstain”. Accordingly, abstentions will have no effect on either Proposal.
Adjournment
If less than a quorum is present at the Meeting or if an insufficient number of votes is present for the approval of the Proposals, the chairman of the Meeting shall have the power to adjourn the Meeting from time to time without notice other than announcement at the Meeting.
A vote may be taken on either Proposal prior to any such adjournment if there are sufficient votes for approval of such Proposal.
COMMUNICATIONS WITH THE BOARD
All interested parties, including Stockholders, may send communications to the Board, the Independent Directors, the Chairman or any other individual director, by addressing such communication to the Board, the Independent Directors, the Chairman or to the individual director, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.
ANNUAL AND QUARTERLY REPORTS
Copies of the Company’s Annual Reports on Form
10-K,
Quarterly Reports on Form
10-Q
and Current Reports on Form
8-K
are available, without charge, or upon request by writing to the Company or by calling the Company at (312)
655-4419.
Please direct your written request to Caroline L. Kraus, Secretary, at the Company, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. Copies of such reports are also posted and are available without charge on the SEC’s website at www.sec.gov.
CORPORATE GOVERNANCE
Code of Ethics
We have adopted a code of ethics pursuant to Rule
17j-1
under the Investment Company Act and we have also approved the Investment Adviser’s code of ethics that it adopted in accordance with Rule
17j-1
and Rule
204A-1
under the Advisers Act. These codes of ethics include insider trading policies and procedures that establish, among other things, procedures for personal investments and restrict certain personal securities transactions, including transactions in securities that are held by us, and are reasonably designed to promote compliance with insider trading laws, rules and regulations. Personnel subject to each code may invest in securities for their personal investment accounts, so long as such investments are made in accordance with the code’s requirements. A copy of our Code of Ethics is filed as exhibit 14.1 to the Company’s annual report on Form
10-K
for the fiscal year ended December 31, 2024.
Insider Trading Policy
We have adopted an insider trading policy governing the purchase, sale and other dispositions of our securities that applies to our directors, officers and other covered persons. We believe that our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations applicable to us. While there is no insider trading policy with respect to the Company itself, we comply with all applicable securities laws when transacting in our own securities. A copy of our insider trading policy is filed as exhibit 19.1 to the Company’s annual report on Form
10-K
for the fiscal year ended December 31, 2024. We do not expect any subsequent closings and our common stock is subject to certain transfer restrictions, as outlined in our Certificate of Incorporation.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics which applies to, among others, our co-Chief
Executive Officers and Chief Financial Officer. We intend to disclose any material amendment to or waivers of required provisions of the Code of Business Conduct and Ethics on a current report on Form
8-K.
Our Code of Business Conduct and Ethics is filed as exhibit 14.2 to the Company’s annual report on Form
10-K
for the fiscal year ended December 31, 2024
.
Corporate Governance Guidelines and Director Charter
We have adopted Corporate Governance Guidelines and a Director Charter which applies to, among other things, the authority and duties of the directors, the composition of the Board and the election and role of the Chairman of the Board.
ADDITIONAL INFORMATION
The principal address of the Company’s Investment Adviser is Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.
The principal address of the Company’s administrator is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.
STOCKHOLDER PROPOSALS
The Company expects that the 2026 Annual Meeting of Stockholders will be held in May 2026, but the exact date, time and location of such meeting have yet to be determined. A Stockholder who intends to present a proposal at that annual meeting, including nomination of a director, must submit the proposal in writing to the Secretary of the Company, Caroline L. Kraus, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. Notices of intention to present proposals, including nomination of a director, at the 2025 annual meeting must be received by the Company no earlier than January 28, 2026 and no later than 5:00 p.m., Eastern Time, on February 27, 2026. In order for a proposal to be considered for inclusion in the Company’s proxy statement for the 2026 Annual Meeting, the Company must receive the proposal no later than December 3, 2025. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Meeting unless certain securities law requirements are met. T he C
ompany reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
Stockholders who do not expect to virtually attend the Meeting and who wish to have their shares voted are requested to vote by following the instructions on the Notice of Internet Availability of Proxy Materials to vote via the internet or telephone, or request to vote by mail, sign, date, and return a proxy card so that you may be represented at the Meeting.. No postage is required if the proxy card is mailed in the United States. If you have any questions regarding the proxy materials, please contact the Company at (312)
655-4419.

Appendix A

Goldman Sachs Middle Market Lending Corp. II

Governance and Nominating Committee Charter

Organization and Purpose

The Board of Directors (the “Board”) of Goldman Sachs Middle Market Lending Corp. II (the “Company”) have established a Governance and Nominating Committee (the “Committee”), comprising all of the Company’s Directors. “Independent Directors” are those Directors who: (a) are independent of the management of Goldman, Sachs & Co.; (b) are not “interested persons” of the Company or any investment adviser or principal underwriter of the Company within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”); and (c) do not accept any consulting, advisory or other compensatory fee from the Company except in their capacities as members of the Board or committees thereof (Board and committee members serving the Company in additional capacities, e.g., as Chairperson of the Board or as Audit Committee Financial Expert, may receive additional compensation). The Committee has been established for the following purposes: (1) assisting the Board in matters involving corporate governance and industry best practices; (2) with respect to the selection and nomination of Independent Directors, satisfying certain regulatory requirements, including those adopted by the Securities and Exchange Commission (the “SEC”); and (3) advising the Board from time to time on ways to improve its effectiveness.

Statement of Policy

The mission of the Board is to represent and protect the interests of the Company and its shareholders. In doing so, the Board has the legal responsibility for overseeing the affairs of the Company. It is the policy of the Board that in fulfilling its mission and meeting its responsibilities, the Directors will seek high standards of integrity, commitment and independence of thought and judgment in a manner that is consistent with best practices of corporate governance.

Summary of Responsibilities

The Committee will have the following responsibilities:

1.	Make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Company and overseeing its management.

2.	Monitor the governance policies set forth in the Director Charter adopted by the Board, and recommend such changes to those policies as the Committee deems appropriate from time to time.

3.	Make recommendations to the Board regarding its size, structure and composition as well as qualifications for Board membership.

4.	Make recommendations to the Board with respect to the Board’s committee structure, committee membership and chairpersonship.

5.	Monitor the Company’s standards of Director independence.

6.

Oversee and review the Board and committee evaluations performed from time to time in accordance with the Director Charter and, based on its review, recommend such actions as the Committee deems appropriate.

7.	Keep informed of regulatory changes and industry practices relating to corporate governance and recommend such changes as the Committee deems appropriate.

8.	Oversee the continuing education of incumbent and new Independent Directors.

1

9.	Review periodically the investments made by the Directors in the Company pursuant to the policies set forth in the Director Charter.

10.	Select and nominate candidates for election or appointment as non-interested members of the Board as discussed below.

In carrying out its responsibilities under this Governance and Nominating Committee Charter (this “Charter”), the policies and procedures of the Committee should remain flexible in order to best react to changing conditions and to provide assurance to the full Board and shareholders that the Company’s governance practices are in accordance with applicable requirements and are of the highest quality.

The Committee performs its functions under this Charter on the basis of information and advice provided or representations made to it by the management of the Company, or by service providers, or by legal counsel or other experts or consultants, without independent verification. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Director of the Company under applicable federal and state law.

Selection and Nomination of Independent Directors

The Committee will be responsible for the selection and nomination of the candidates for election or appointment as Independent Directors of the Company. In connection with the selection and nomination of candidates to the Board, the Committee will evaluate the qualifications of candidates for Board membership and their independence from the Company’s investment advisers, placement agent/principal underwriter(s), and other principal service providers. Persons selected must be independent under the provisions of the 1940 Act. The Committee will also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers). Candidates should have the capacity to address financial and legal issues and to exercise reasonable business judgment. Without limiting the foregoing, the Committee will also consider, among other criteria, a candidate’s:

(a)	experience in business, financial or investment matters or in other fields of endeavor;

(b)	financial literacy and/or whether he or she is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K;

(c)	reputation;

(d)	ability to attend scheduled Board and Committee meetings;

(e)	general availability to attend to Board business on short notice;

(f)	actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Company;

(g)	length of potential service;

(h)	commitment to the representation of the interests of the Company and its shareholders;

(i)	commitment to maintaining and improving Director skills and education; and

(j)	experience in corporate governance and best business practices.

The Committee will also consider the diversity of the Board’s composition as part of the selection and nomination process.

In considering the selection and nomination of Independent Director candidates, it is expected that the Committee will consult with the interested Director(s) and Officers of the Company and such other persons as the Committee deems appropriate.

2

While the Committee is solely responsible for the selection and nomination of the Company’s Directors, the Committee shall review and consider nominations for the office of Director made by management and by Company stockholders who have sent nominations (which include the information required by the Company’s Bylaws) to the Secretary of the Company, as the Directors deem appropriate.

Additional Matters

11.

The Committee will meet at such times as it deems appropriate. The Committee will set its agenda and the places of its meetings. The Committee may meet alone and outside the presence of management personnel.

12.	The Committee will submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the full Board.

13.

The Committee may delegate any portion of its authority to a subcommittee of one or more members. Any decision of the subcommittee shall be presented to the full Committee at its next regularly scheduled meeting.

14.

The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the compliance personnel of management as the Committee deems appropriate in connection with the performance of its responsibilities.

15.	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

16.

The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisers employed by the Committee as described above. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms.

17.

Except as otherwise provided by the Board or required by applicable law, the Committee shall act by a vote of a majority of the Committee members at a Committee meeting, including a meeting held by conference telephone, teleconference or other electronic media or communication equipment, or by written consent of all of the Committee members without a meeting. Any written consent or waiver may be provided and delivered to the Committee by e-mail, facsimile or other similar electronic mechanism.

18.

The Committee will evaluate the performance of the Committee at least annually, or more frequently if circumstances dictate. Such evaluation should include a comparison of the performance of the Committee with the requirements of this Charter.

19.	The Committee will review the provisions of this Charter at least annually, or more frequently if circumstances dictate. This Charter may be amended by a majority of the Independent Directors.

3

MMLCII2025PROXY

GOLDMAN SACHS MIDDLE MARKET LENDING CORP. II
71 S WACKER DR
SUITE 1200 CHICAGO, IL 60606
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 27, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/MMLC2025
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 27, 2025. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V65999-P28495 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY
GOLDMAN SACHS MIDDLE MARKET LENDING CORP. II The Board of Directors recommends you vote FOR the following:
1. To elect six directors of the Company, who will each serve until the 2026 annual meeting of the stockholders and until his or her successor is duly elected and qualified.
Nominees: For Against Abstain
1a. Karole Dill Barkley
1b. Carlos E. Evans
1c. Tracy Grooms
1d. Timothy J. Leach
1e. Richard A. Mark
1f. Kaysie Uniacke
The Board of Directors recommends you vote FOR the For Against Abstain following proposal:
2. To ratify the selection of PricewaterhouseCoopers LLP as
the Company’s independent registered public accounting
firm for the fiscal year ending December 31, 2025.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Form 10-K and Shareholder Letter are available at www.proxyvote.com.
V66000-P28495
GOLDMAN SACHS MIDDLE MARKET LENDING CORP. II Annual Meeting of Stockholders May 28, 2025 11:00 AM
This proxy is solicited by the Board of Directors
The Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Goldman Sachs Middle Market Lending Corp. II (the “Company,” “we,” “our,” and “us”) for use at the 2025 Annual Meeting of Stockholders (the “Meeting”), to be held virtually at www.virtualshareholdermeeting.com/MMLC2025, on Wednesday, May 28, 2025, at 11:00 AM (Eastern time), and any postponement or adjournment thereof. Much of the information in the Proxy Statement is required under the rules of the Securities and Exchange Commission, and some of it is technical.
The undersigned stockholder(s) hereby appoint(s) Caroline Kraus, Secretary of the Company, and Curtis Tate, Assistant Secretary of the Company, or either of them, as proxies of the undersigned, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote at the Meeting and any postponement and adjournment thereof.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. The proxies are also authorized, in their discretion, to vote upon such other matters as may come before the Meeting or any postponements or adjournments thereof.
Continued and to be signed on reverse side